UPDATING SUMMARY PROSPECTUS
May 1, 2026
Select*Life II
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
ISSUED THROUGH:
Select*Life Variable Account
BY
ReliaStar Life Insurance Company
This Updating Summary Prospectus provides certain updated information about the Select*Life II, an individual flexible premium variable life insurance policy, (the “Policy”) issued by ReliaStar Life Insurance Company. This Policy is currently not being issued.
The statutory prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the Policy online at https://vpx.broadridge.com/GetContract1.asp?cid=reslife&fid=SEL2. You can also obtain this information at no cost by calling 1-877-866-5050 or by visiting customer.resolutionlife.us.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
An investment in this Policy is not a bank deposit, and no bank endorses or guarantees the Policy. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The U. S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Glossary	3
Updated Information About Your Policy	4
Important Information You Should Consider About the Policy	4
Appendix: Portfolios Available Under the Policy	9

GLOSSARY OF TERMS USED IN THIS PROSPECTUS
The following are some of the important terms used throughout this prospectus that have special meaning. There are other capitalized terms that are explained or defined in other parts of this prospectus.

Accumulation Unit:
A unit of measure used to determine the Variable Accumulation Value
Amount of Insurance Coverage:
The minimum Death Benefit payable as long as this policy is in force
Age:
The insured person’s age as of the policy date
Cash Value:
The policy value minus any Surrender Charge
Fixed Account:
All our assets other than those allocated to the Variable Account or any other separate account
The Insured:
The person upon whose life this policy is issued
Loan Account Value:
The sum of all unpaid policy loans
Monthly Processing Date:
The monthly processing date is the same date each month as your policy date.
Net Premium:
The net premium is equal to the premium payment minus the premium expense charge
Policy Date:
The Policy Date is used in determining policy years, policy months, Monthly Processing Dates, and policy anniversaries
Policy Value:
The total amount that this policy provides for investment at any time. The Policy Value is the sum of your fixed account and variable account values
Premiums:
Premiums include both planned periodic premiums and unscheduled additional premiums
Subaccount:
A subdivision of the Variable Account. Each Subaccount invests exclusively in shares of one of the mutual funds available with your policy.
Surrender Value:
The amount payable to you if you surrender this policy
Valuation Date:
A valuation date is a date on which a mutual fund values its shares
Variable Account:
Select Life Variable Account, a separate investment account of ours.  The Variable Account is used only to receive and invest Net Premiums paid under our variable life insurance policies

“ReliaStar,” “we,” “us,” “our” and the “Company” refer to ReliaStar Life Insurance Company. “You” and “your” refer to the policy owner. The policy owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

Updated Information About Your Policy

The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the prospectus dated May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Policy.
Changes:

The following fund portfolios were merged with other portfolios, and are no longer available for investment:
•	Voya Balanced Portfolio
•	Voya International High Dividend Low Volatility Portfolio
•	Voya Large Cap Value Portfolio
•	Voya Limited Maturity Bond Portfolio
•	Voya MidCap Opportunities Portfolio
•	Voya Small Company Portfolio
•	Voya SmallCap Opportunities Portfolio
•	Voya Strategic Allocation Conservative Portfolio
•	Voya Strategic Allocation Growth Portfolio
•	Voya Strategic Allocation Moderate Portfolio
•	VY American Century Small-Mid Cap Value Portfolio
•	VY Columbia Small Cap Value II Portfolio
•	VY JPMorgan Mid Cap Value Portfolio
•	VY JPMorgan Small Cap Core Equity Portfolio
•	VY T. Rowe Price Diversified Mid Cap Growth Portfolio
•	VY T. Rowe Price Equity Income Portfolio

The following fund portfolios were made available, as the portfolios into which previously available portfolios were merged into:
•	Voya Balanced Income Portfolio
•	Voya International Index Portfolio
•	Voya Solution Aggressive Portfolio
•	Voya Solution Balanced Portfolio
•	Voya Solution Conservative Portfolio

Important Information You Should Consider About the Policy

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals
If you surrender your policy within the first 15 from the issue date of your policy or after an increase in your insurance coverage, you may be assessed a surrender charge of up to $50.60 (or 5.06%) per $1,000 of insurance coverage. For example, if you invest in a policy with $100,000 of insurance coverage and you surrender the policy, you could pay a surrender charge of up to $5,060.00.

				Fee Table Fees and Charges – Surrender Charge
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions,
• A premium expense charge of 5% applies to each premium payment.
• A premium processing charge of $2 may apply to each premium payment. Currently, we do not deduct this charge.
• A partial withdrawal fee of up to $25 may apply to each partial withdrawal. This charge is currently $10.
• A transfer charge of up to $25 may apply to each transfer between investment options. Currently, we do not deduct this charge.
• A charge of up to $50 may apply upon each request for an additional illustration or annual policy report. Currently, we do not deduct this charge.
• A charge of $300 applies if you exercise the Accelerated Death Benefit Rider.
				Fee Table – Transaction Charges Fees and Charges – Transaction Fees and Charges
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, the cost of optional benefits under the policy and interest on outstanding policy loans. Certain of these fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the specifications page of your policy for rates applicable to your policy.
You will also bear expenses associated with the funds under the policy, as shown in the following table.
				Fee Table – Periodic Fees and Charges Fees and Charges – Periodic Fees and Charges Appendix B: Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options (fund fees and expenses)[1]	0.20%	1.19%
	1As a percentage of fund assets.

RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this policy, including loss of your principal investment.	Principal Risks of Investing in the Policy
Not a Short-Term Investment
• This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Surrender charges under the policy may be significant. In the early policy years, the surrender charge usually exceeds the policy value. If the surrender value isn’t greater than zero, there will be no proceeds paid to you on surrender.
• Your ability to take partial withdrawals is limited. We limit the number of withdrawals and the amount that may be partially withdrawn each policy year.

Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the fund options). Each investment option (including the fixed account option) has its own unique risks. You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the policy is subject to the risks related to ReliaStar. Any obligations (including under the fixed account), guarantees and benefits of the policy are subject to our claims-paying ability. More information about ReliaStar, including our financial strength ratings, is available upon request from ReliaStar by contacting Customer Service at 1-877-886-5050.

Contract Lapse
Insufficient premium payments, fees and expenses, poor investment performance, withdrawals and unpaid loans or loan interest may cause the policy to lapse. There are costs associated with reinstating a lapsed policy. Death benefits will not be paid if the policy has lapsed.

RESTRICTIONS		Location in Prospectus
Investments
• Certain investment options may not be available under your policy.
• Transfers involving the fund options may subject to limitations, including restrictions designed to prevent disruptive trading. We reserve the right to limit you to four transfers each policy year.
• Transfers from the fixed account are subject to special restrictions that significantly limit your ability to make transfers from the fixed account.
• If you take a loan from us against your policy value, we hold an amount of policy value equal to your outstanding loan and loan interest in the loan account as collateral for your loan. Amounts will not be released from the loan account until they are repaid.
• Automatic transfers do not count as transfers for purposes of any transfer limitations.
• We reserves the right to remove or substitute funds as investment options.
The Variable Account – Right to Change the Variable Account Special Features and Benefits
Optional Benefits
• Certain of the policy’s optional benefits are no longer available for election.
• Additional restrictions and limitations may apply under an optional benefit that you have elected.
• Withdrawals may affect the availability of an optional benefit by reducing the benefit and could terminate the benefit.

Other Benefits Available Under the Policy Additional Information About Optional Rider Benefits
TAXES		Location in Prospectus
Tax Implications
• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax benefit under the policy with respect to tax deferral or the death benefit.
• Any gain on your policy is taxed at ordinary income tax rates when withdrawn.
• If your policy is classified as a “modified endowment contract” under the Internal Revenue Code, you may be subject to tax penalties, including a 10% additional income tax on distributions before age 59½.
Tax Considerations
CONFLICTS OF INTEREST		Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the policy to you in the form of commissions, additional cash compensation (e.g., bonuses) and non-cash compensation. This conflict of interest may influence your investment professional to recommend this policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policy
Exchanges
Some investment professionals may have a financial incentive to offer you a new life insurance policy in place of the one you already own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

APPENDIX B: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time. You can request this information at no cost by calling 1-877-886-5050.  If you exercise the Overloan Lapse Protection Rider, you may not invest in any of these funds (all of your policy value must be allocated to the fixed account).

The current expenses and performance information below reflects fees and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated performance information can be obtained by calling the number above.

Investment Objective	Fund Name and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks growth of capital.	American Funds Insurance Series® – Growth Fund (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.59%	20.24%	13.37%	17.97%
Seeks long-term growth of capital and income.	American Funds Insurance Series® – Growth-Income Fund (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks long-term growth of capital.	American Funds Insurance Series® –EUPAC Fund (Class 2)[3] Investment Adviser: Capital Research and Management CompanySM	0.78%	26.77%	3.40%	7.00%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.99%	19.42%	5.51%	7.33%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Multiple Fidelity sub-advisers	0.54%	21.52%	15.37%	15.78%
Seeks reasonable income and also considers the potential for capital appreciation; seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Multiple Fidelity sub-advisers	0.46%	19.02%	12.51%	11.60%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)[2] Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Multiple Fidelity sub-advisers	0.37%	7.22%	0.06%	2.71%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Advisers Management Trust® Quality Equity Portfolio (Class I)[4] Investment Adviser: Neuberger Berman Investment Advisers LLC	0.87%	13.71%	12.83%	12.94%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio (Class I)[1,7] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.61%	19.00%	10.525	9.05%
Seeks total return.	Voya Global Perspectives® Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.21%	14.23%	3.46%	6.38%
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.28%	4.15%	3.12%	2.03%
Seeks to maximize total return through investments in common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	18.21%	15.46%	14.62%
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.48%	8.80%	3.92%	5.82%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	15.20%	13.73%	13.90%
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	8.16%	9.90%	9.75%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	8.27%	8.97%	9.23%
Seeks to maximize total return consistent with reasonable risk through investments consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.53%	7.71%	0.15%	2.66%
Seeks investment results that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio (Class I)[12] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.46%	30.89%	8.50%	7.91%
Seeks investment results that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.70%	30.48%	8.21%	7.62%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	15.33%	12.23%	15.19%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderately Aggressive Portfolio.	Voya Retirement Aggressive Portfolio (Class I)[8] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.34%	16.08%	8.92%	9.62%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Aggressive Portfolio.	Voya Retirement Moderately Aggressive Portfolio (Class I)[9] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.33%	14.29%	7.50%	8.59%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Moderate Portfolio (Class I)[5] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.32%	12.09%	4.86%	6.64%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	18.12%	16.24%	18.65
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.36%	18.75%	14.72%	15.36%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.	Voya RussellTM Large Cap Value Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	17.94%	11.69%	10.53%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.41%	8.35%	6.24%	12.04%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).	Voya RussellTM Mid Cap Index Portfolio (Class I)[10] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.41%	10.08%	8.26%	10.59%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	12.51%	5.75%	9.29%
Seeks growth of capital.	Voya Solution Aggressive Portfolio (Class I) Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.22%	16.87%	9.89%	10.55%
Seeks to provide capital growth through a diversified asset allocation strategy.	Voya Solution Balanced Portfolio (Class I) Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.28%	13.05%	6.84%	8.04%
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution Conseverative Portfolio (Class I) Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.26%	8.33%	2.97%	4.77%
Seeks to provide capital growth through a diversified asset allocation strategy.	Voya Solution Moderately Aggressive Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	14.94%	8.50%	9.25%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.	Voya U.S. Bond Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.36%	6.70%	-0.75%	1.64%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index (“Index”).	Voya U.S. Bond Index Portfolio (Class S)[6] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.61%	6.91%	-0.90%	1.45%
Seeks total return.	Voya U.S. Stock Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	17.53%	14.10%	14.51%
Seeks high total return consisting of capital appreciation and current income.	VY® CBRE Global Real Estate Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	1.16%	6.53%	3.77%	3.73%
Seeks total return including capital appreciation and current income.	VY® Columbia Real Estate Portfolio (Class I)[2,11] Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	0.81%	0.30%	5.93%	5.06%
Seeks capital growth and income.	VY® Invesco Comstock Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.70%	17.24%	15.23%	12.03%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.64%	12.80%	8.82%	8.86%
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.89%	15.35%	12.82%	10.72%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.19%	39.06%	0.29%	9.27%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.65%	12.32%	9.49%	11.32%

[1]
The subaccount that invests this fund has been closed to new investment. Policy owners who have policy value allocated to one or more of the subaccounts that correspond to these funds may leave their policy value in those subaccounts, but future allocations and transfers into those subaccounts are prohibited. See Premium Payments – Allocation of Net Premium in this prospectus for additional information.

[2]	This fund’s annual expenses reflect temporary fee reductions under an expense reimbursement or fee waiver arrangement. See the fund prospectus for additional information.
[3]	Effective May 1, 2026, the American Funds Insurance Series International Fund name changed to American Funds Insurance Series EUPAC Fund.
[4]	Effective July 28, 2025, the Neuberger Berman AMT Sustainable Equity Portfolio namd changed to Neuberger Berman Advisers Management Trust Quality Equity Portfolio.
[5]
Effective March 20, 2026, the Voya Balanced Income Portfolio merged with the Voya Retirement Moderate Portfolio. All funds from the Voya Balanced Income Portfolio have been placed in the Voya Retirement Moderate Portfolio.

[6]
Effective March 20, 2026, the Voya Global Bond Portfolio merged with the Voya U.S. Bond Index Portfolio. All funds from the Voya Global Bond Portfolio have been placed in the Voya U.S. Bond Index Portfolio.

[7]
Effective March 20, 2026, the Voya Global Insights Portfolio merged with the Voya Global High Dividend Low Volatility Portfolio. All funds from the Voya Global Insights Portfolio have been placed in the Voya Global High Dividend Low Volatility Portfolio.

[8]
Effectvie May 1, 2026,the Voya Retirement Growth Portfolio merged with the Voya Retirement Aggressive Portfolio. All funds from the Voya Retirement Growth Portfolio have been placed in the Voya Retirement Aggressive Portfolio

[9]
Effectvie May 1, 2026,the Voya Retirement Moderate Growth Portfolio merged with the Voya Retirement Moderately Aggressive Portfolio. All funds from the Voya Retirement Moderate Growth Portfolio have been placed in the Voya Retirement Moderately Aggressive Portfolio.

[10]
Effective March 20, 2026, the VY Baron Growth Portfolio merged with the Voya Russell Mid Cap Index Portfolio. All funds from the VY Baron Growth Portfolio have been placed in the Voya Russell Mid Cap Index Portfolio.

[11]
Effective January 21, 2026, the VY CBRE Real Estate Portfolio merged with the VY Columbia Real Estate Portfolio. All funds from the VY CBRE Real Estate Portfolio have been placed in the VY Columbia Real Estate Portfolio.

HOW TO GET MORE INFORMATION

This Summary Prospectus incorporates by reference the Policy statutory prospectus dated May 1, 2026, as amended or supplemented. The statutory prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the Policy online at https://vpx.broadridge.com/GetContract1.asp?cid=reslife&fid=SEL2. You can also obtain this information at no cost by calling 1-877-866-5050 or by visiting customer.resolutionlife.us.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

1